                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 THE BRAZILIAN EQUITY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:

        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     (3) Filing Party:

        ------------------------------------------------------------------------
     (4) Date Filed:

        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        THE BRAZILIAN EQUITY FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, JULY 27, 1999
                               -----------------

TO THE SHAREHOLDERS OF
THE BRAZILIAN EQUITY FUND, INC.

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of The Brazilian Equity Fund, Inc. (the "Fund") will be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 38th Floor, New York, New York 10019, on Tuesday, July 27, 1999 commencing at 2:00 p.m. The purpose of the meeting is to consider and act upon the following proposals and to consider and act upon such other matters as may properly come before the meeting or any adjournments thereof:

        (1) To elect four (4) directors of the Fund.

        (2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending March 31, 2000.

    The close of business on May 24, 1999 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting.

    This notice and related proxy material are first being mailed on or about May 28, 1999.

                                          By order of the Board of Directors,

                                                 /s/ Michael A. Pignataro

                                                 MICHAEL A. PIGNATARO
                                                      SECRETARY

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON AND WISH YOUR SHARES TO BE VOTED, PLEASE TAKE A MOMENT NOW TO VOTE BY COMPLETING, SIGNING AND RETURNING YOUR PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING, IT IS IMPORTANT THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: May 28, 1999
New York, New York

                        THE BRAZILIAN EQUITY FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, JULY 27, 1999
                               -----------------

    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Brazilian Equity Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 38th Floor, New York, New York 10019 on Tuesday, July 27, 1999 (commencing at 2:00 p.m.) and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, Credit Suisse Asset Management (formerly BEA Associates) ("CSAM"), the investment adviser to the Fund, Bear Stearns Funds Management Inc., the administrator of the Fund (the "U.S. Administrator"), or Georgeson & Company, Inc. ("Georgeson"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee of approximately $5,000 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of Georgeson for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about May 28, 1999.

    The principal executive office of CSAM is One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The U.S. Administrator has its principal executive office at 575 Lexington Avenue, 9th Floor, New York, New York 10022. BankBoston, N.A., Sao Paulo (the "Brazilian Administrator"), located at Rua Libero Badaro, 487, Centro Piso 12, Sao Paulo 01009, Brazil, serves as Brazilian administrator of the Fund.

    The Fund's Annual Report containing audited financial statements for the fiscal year ended March 31, 1999 is being mailed to all shareholders of the Fund along with this Proxy Statement. It is not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR election of the nominees for director, FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending March 31, 2000, and in accordance with the judgment of the persons appointed as proxies upon any other matters that may properly come before the Meeting. Any shareholder giving a Proxy has the right to attend the Meeting to vote his shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

    In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. If a quorum is present, the persons named as proxies will vote those Proxies that they are entitled to vote thereon in accordance with their best judgment in the interest of the Fund. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy and Proposal 2 requires for approval the vote of a majority of the votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposals 1 and 2.

    The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, May 24, 1999, there were 6,227,341 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

    In order that your Shares may be represented at the Meeting, you are requested to:
    --indicate your instructions on the Proxy;
    --date and sign the Proxy;
    --mail the Proxy promptly in the enclosed envelope;
    -- allow sufficient time for the Proxy to be received and processed on or before 2:00 p.m. on July 27, 1999.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The first proposal to be submitted at the Meeting will be the election of four (4) directors of the Fund, each to hold office for such term set forth below and until his successor is elected and qualified.

    The Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    James J. Cattano, Robert J. McGuire, William W. Priest, Jr. and Miklos A. Vasarhelyi are directors whose current terms expire on the date of this Meeting. Messrs. Cattano, McGuire and Priest have been nominated for a three-year term to expire at the 2002 annual meeting, and Mr. Vasarhelyi has been nominated for a two-year term to expire at the 2001 annual meeting. Mr. Cattano has been a member of the Board since the Fund commenced operations in 1992; Mr. McGuire has been a member of the Board of Directors of the Fund since May 1998; Mr. Priest has been a member of the Board since February 1997; and Mr. Vasarhelyi has been a member of the Board since August 1998. If elected, each of

Messrs. Cattano, McGuire and Priest will serve until the 2002 annual meeting and Mr. Vasarhelyi will serve until the 2001 annual meeting and until his successor is duly elected and qualified.

    Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement. Each nominee or director named below who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended, (the "1940 Act"), is indicated by an asterisk.

    The following table sets forth certain information regarding the nominees for election to the Board of the Fund, directors whose terms of office continue beyond the 1999 Meeting, and the officers and directors of the Fund as a group. Each of the nominees, directors and officers of the Fund has sole voting and investment power with respect to the Shares shown. Each nominee, each director and the officers and directors of the Fund as a group owns less than one percent of the outstanding Shares of the Fund.

                                                                                LENGTH OF SERVICE   MEMBERSHIPS ON BOARDS
                                 SHARES                                          AS DIRECTOR AND     OF OTHER REGISTERED
                              BENEFICIALLY     CURRENT PRINCIPAL OCCUPATION    TERM OF MEMBERSHIP    INVESTMENT COMPANIES
                                OWNED ON         AND PRINCIPAL EMPLOYMENT        ON BOARD OF THE      AND PUBLICLY HELD
         NAME (AGE)           MAY 24, 1999      DURING THE PAST FIVE YEARS            FUND                COMPANIES
----------------------------  -------------  --------------------------------  -------------------  ----------------------
Enrique R. Arzac (57) ......        1,066    Professor of Finance and Eco-     Since 1996; cur-     Director of nine other
  Columbia University                        nomics, Graduate School of        rent term ends at    CSAM-advised
  Graduate School of                         Business, Columbia University     the 2001 annual      investment companies;
   Business                                  (1971-present).                   meeting.             Director of The Adams
  New York, NY 10027                                                                                Express Company;
                                                                                                    Director of Petroleum
                                                                                                    and Resources Corpora-
                                                                                                    tion.

James J. Cattano (55) ......          100    President, Primary Resource Inc.  Since 1992; cur-     Director of six other
  78 Manor Road                              (an international trading         rent term ends at    CSAM-advised
  Ridgefield, CT 06877                       chemical processing company       the 1999 annual      investment companies.
                                             specializing in the sale of       meeting.
                                             agricultural and industrial bulk
                                             commodities throughout the Latin
                                             American markets)
                                             (10/96-present); President,
                                             Atlantic Fertilizer & Chemical
                                             Company (an international
                                             trading company specializing in
                                             the sale of agricultural com-
                                             modities in Latin American
                                             markets) (10/91-10/96).

Peter A. Gordon (56) .......            0    Retired (1/96-present); General   Since 1994; cur-     Director of five other
  284 Coopers Neck Lane                      Partner of Ethos Capital Man-     rent term ends at    CSAM-advised
  P.O. Box 1327                              agement (6/92-12/95); Managing    the 2000 annual      investment companies;
  Southampton, NY 11968                      Director at Salomon Brothers Inc  meeting.             Director of TCS Fund,
                                             (1981-6/92).                                           Inc.; Director of the
                                                                                                    Mills Corporation.

                                                                                LENGTH OF SERVICE   MEMBERSHIPS ON BOARDS
                                 SHARES                                          AS DIRECTOR AND     OF OTHER REGISTERED
                              BENEFICIALLY     CURRENT PRINCIPAL OCCUPATION    TERM OF MEMBERSHIP    INVESTMENT COMPANIES
                                OWNED ON         AND PRINCIPAL EMPLOYMENT        ON BOARD OF THE      AND PUBLICLY HELD
         NAME (AGE)           MAY 24, 1999      DURING THE PAST FIVE YEARS            FUND                COMPANIES
----------------------------  -------------  --------------------------------  -------------------  ----------------------
George W. Landau (79) ......        1,666    Senior Advisor, Latin America     Since 1992; cur-     Director of six other
  Two Grove Isle Drive                       Group, The Coca-Cola Company      rent term ends at    CSAM-advised
  Coconut Grove, FL 33133                    (1988-present); President of the  the 2001 annual      investment companies;
                                             Americas Society and Council of   meeting.             Director of Emigrant
                                             the Americas (7/85-10/93);                             Savings Bank; Director
                                             United States Ambassador to                            of GAM Funds, Inc.
                                             Venezuela (1982-1985); United
                                             States Ambassador to Chile
                                             (1977-1982) and United States
                                             Ambassador to Paraguay
                                             (1972-1977).

Robert J. McGuire (62) .....            0    Of Counsel, Morvillo,             Since 1998; cur-     Director of GAM Funds,
  565 5th Avenue                             Abramowitz, Graud, Iason &        rent term ends at    Inc.
  9th Floor                                  Silberberg, P.C. (1998-present);  the 1999 annual
  New York, NY 10017                         President and Chief Operating     meeting.
                                             Officer of Kroll Associates
                                             (1989-1997).

William W. Priest, Jr.* (57)        1,000    Chairman-Management Committee,    Since 1997; cur-     Director of ten other
  153 East 53rd Street                       Chief Executive Officer and       rent term ends at    CSAM-advised
  New York, NY 10022                         Executive Director of CSAM        the 1999 annual      investment companies.
                                             (12/90-present).                  meeting.

Martin M. Torino (49) ......            0    Chairman of the Board of Ingenio  Since 1992; cur-     Director of five other
  Reconquista 365, 9th Fl.                   y Refineria San Martin Del        rent term ends at    CSAM-advised
  Capital Federal 1003                       Tabacal S.A. (8/96-present);      the 2000 annual      investment companies.
  Buenos Aires, Argentina                    Executive Director of TAU S.A.    meeting.
                                             (a commodities trading firm)
                                             (11/90-present); President of
                                             DYAT S.A. (10/93-present);
                                             Executive Vice President of
                                             Louis-Dreyfus Sugar, Inc.
                                             (1984-1991).

Miklos A. Vasarhelyi .......            0    William Von Minden Professor of   Since 1998; cur-     --
                                             Accounting Information Systems,   rent term ends at
                                             Faculty of Management, Rutgers    the 1999 annual
                                             University (1989-present).        meeting.

                                                                                LENGTH OF SERVICE   MEMBERSHIPS ON BOARDS
                                 SHARES                                          AS DIRECTOR AND     OF OTHER REGISTERED
                              BENEFICIALLY     CURRENT PRINCIPAL OCCUPATION    TERM OF MEMBERSHIP    INVESTMENT COMPANIES
                                OWNED ON         AND PRINCIPAL EMPLOYMENT        ON BOARD OF THE      AND PUBLICLY HELD
         NAME (AGE)           MAY 24, 1999      DURING THE PAST FIVE YEARS            FUND                COMPANIES
----------------------------  -------------  --------------------------------  -------------------  ----------------------
Richard W. Watt* (40) ......        2,630    Managing Director of CSAM         Since 1995; cur-     Director of seven
  153 East 53rd Street                       (7/96-present); Senior Vice       rent term ends at    other CSAM-advised
  New York, NY 10022                         President of CSAM (8/95-6/96);    the 2000 annual      investment companies.
                                             Head of Emerging Markets          meeting.
                                             Investments and Research at
                                             Gartmore Investment Limited
                                             (11/92-6/95); Director of
                                             Kleinwort Benson International
                                             Investment (5/87-10/92).

All directors and officers
  (13 persons, including
  the foregoing) as a
  group.....................        6,462

----------------
* Messrs. Priest and Watt are interested persons of the Fund by virtue of their positions as directors and/or officers of CSAM.

    During the fiscal year ended March 31, 1999, each director who is not a director, officer, partner, co-partner or employee of CSAM, the U.S. Administrator, the Brazilian Administrator or any affiliate thereof, received an annual fee of $5,000 (prorated to $2,500 for Messrs. McGuire and Vasarhelyi) and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. In addition, as compensation for their services on the Special Litigation Committee of the Board, Messrs. McGuire and Vasarhelyi received $25,000 each. The total remuneration accrued by the Fund during the fiscal year ended March 31, 1999 to all such unaffiliated directors was $102,000. During the fiscal year ended March 31, 1999, the Board convened eight times. Each director, except Mr. Vasarhelyi, attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the period for which he was a director.

    Messrs. Arzac, Cattano, Gordon, Landau and Torino constitute the Fund's Audit Committee, which is composed of directors who are non-interested persons of the Fund (as this term is defined in the 1940 Act) (the "Non-interested Directors"). The Audit Committee met twice during the fiscal year ended March 31, 1999. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Board performs the functions of a nominating committee. The Board of Directors of the Fund will consider nominees recommended by shareholders in the event any vacancies arise. Recommendations should be submitted to the Board in care of the Secretary of the Fund. The Fund does not have a compensation committee.

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act require the Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended March 31, 1999, all filing requirements applicable to such persons were complied with, except that the purchase by Mr. Arzac of 500 shares in August 1998 and the sale by Mr. Landau of 1,000 shares in September 1998 were reported late because of clerical errors.

LEGAL PROCEEDINGS

    CSAM (formerly known as BEA Associates), the Fund (as nominal defendant), and certain current and previous directors of the Fund, including Mr. Cattano, who has been nominated to stand for re-election to the Board at the Meeting, have been named in a derivative and purported class action filed in the United States District Court for the Southern District of New York (the "District Court"). ROBERT STROUGO, ON BEHALF OF THE BRAZILIAN EQUITY FUND, INC. V. EMILIO BASSINI, ET AL., 97 Civ. 3579 (RWS) (the "Strougo Litigation").

    The action, which commenced in May of 1997, arises out of the Fund's 1996 rights offering. Plaintiff maintains that, in approving the rights offering, the director defendants put the interests of CSAM ahead of the interests of the shareholders. By allegedly favoring CSAM, plaintiff claims that the directors breached their fiduciary duties of loyalty and due care to the shareholders of the Fund under the 1940 Act and at common law. The action also alleges that the Fund was injured by defendants' actions and that asking the director defendants to sue themselves would be futile. The class action claims include similar assertions, but allege that the Fund's shareholders were injured directly. The complaint seeks equitable relief and monetary damages in an unspecified amount.

    By Opinion and Order dated April 6, 1998, the District Court granted a motion to dismiss the complaint in its entirety as to the class action claims and denied the motion to dismiss as to all other claims. On May 22, 1998, the directors created a special litigation committee of the Board composed of two newly-appointed disinterested directors who are not named parties in the STROUGO Litigation for the purpose of considering the allegations raised in the Strougo Litigation. In December, 1998, the special litigation committee issued a report concluding that the claims had no merits and filed a motion to dismiss or, in the alternative, for summary judgment. In April 1999, the District Court adjourned the motion by the special litigation committee, pending further limited discovery by Mr. Strougo's attorneys. The District Court ordered that discovery be completed within 60 days from April 26, 1999 at which point the committee's motion to dismiss or, in the alternative, for summary judgment will be renewed.

    In an unrelated legal matter, CSAM (but not the Fund or its directors) has been named in an action filed on or about May 21, 1998 in the District Court by the same plaintiff and the same counsel as in the Strougo Litigation. ROBERT STROUGO V. BEA ASSOCIATES, 98 Civ. 3725.

    This action was initially brought pursuant to Section 36(b) under the 1940 Act, seeking return of compensation received by CSAM from the Fund as investment adviser to the Fund. On March 11, 1999, the District Court dismissed the complaint for failure to state a claim upon which relief can be granted, with leave to replead within 20 days. On April 2, 1999, the plaintiff amended his complaint to include a purported derivative claim on behalf of the Fund for the alleged excessive fees pursuant to Section 36(a) under the 1940 Act. The amended complaint claims that the Investment Advisory Agreement was not negotiated at arms' length and properly approved by the Non-interested Directors of the Board, as required by Section 15(c) of the 1940 Act. In support of his allegations, the plaintiff maintains that the Non-interested Directors of the Fund are beholden to the interests of CSAM and not independent, in violation of the 40% Non-interested Director requirement of the 1940 Act. The plaintiff argues that as a consequence the Investment Advisory Agreement is invalid and that the advisory fees received by CSAM thereunder were wrongly received. The plaintiff seeks a judgment declaring the Investment Advisory Agreement void AB INITIO and recovering the investment advisory fees paid by the Fund to CSAM pursuant to the Investment Advisory Agreement during the one year period prior to the commencement of the action.

    The defendants in each of these actions believe they have meritorious defenses and intend to defend them vigorously. Under the Investment Advisory Agreement, CSAM, under certain circumstances, may have rights of indemnity against the Fund for any losses or expenses incurred in connection with these actions.

EXECUTIVE OFFICERS

    The following table shows certain information about officers of the Fund other than Messrs. Priest and Watt, who are described above. Mr. Priest is Chairman of the Board of the Fund and was appointed to such position on February 11, 1997. Mr. Watt is President and Chief Investment Officer of the Fund. Mr. Watt was appointed President of the Fund on February 11, 1997, having previously served as Senior Vice President of the Fund since August 15, 1995. Mr. Watt has been Chief Investment Officer of the Fund since August 15, 1995. Mr. Pignataro has been an officer since the commencement of the Fund's operations. On August 12, 1997, Mr. Liebes was elected Senior Vice President and Mr. Del Guercio was elected Vice President of the Fund. Emily Alejos was elected as the Investment Officer on November 4, 1997. Each officer of the Fund will hold office until a successor has been elected by the Board. All officers of the Fund are employees of and are compensated by CSAM.

                                   SHARES
                                BENEFICIALLY
                                  OWNED ON                              CURRENT PRINCIPAL OCCUPATION AND PRINCIPAL
          NAME             AGE  MAY 24, 1999     POSITION WITH FUND        EMPLOYMENT DURING THE PAST FIVE YEARS
-------------------------  ---  -------------  ----------------------  ---------------------------------------------
Emily Alejos ............  35           0      Investment Officer      Director of CSAM (1/99-present); Vice
  153 East 53rd Street                                                 President of CSAM (4/97-1/99); Vice Presi-
  New York, NY 10022                                                   dent of Bankers Trust Co. (8/93-3/97).

Hal Liebes ..............  34           0      Senior Vice President   Director and General Counsel of CSAM
  153 East 53rd Street                                                 (1/99-present); Senior Vice President and
  New York, NY 10022                                                   General Counsel of CSAM (3/97-1/99); Vice
                                                                       President and Legal Counsel for CSAM
                                                                       (6/95-3/97); Chief Compliance Officer, CS
                                                                       First Boston Investment Management (94-95);
                                                                       Staff Attorney, Division of Enforcement, U.S.
                                                                       Securities and Exchange Commission (91-94).

Michael A. Pignataro ....  39           0      Chief Financial         Vice President of CSAM (12/95-present);
  153 East 53rd Street                         Officer and Secretary   Assistant Vice President and Chief Admin-
  New York, NY 10022                                                   istrative Officer for Investment Companies of
                                                                       CSAM (9/89-12/95).

                                   SHARES
                                BENEFICIALLY
                                  OWNED ON                              CURRENT PRINCIPAL OCCUPATION AND PRINCIPAL
          NAME             AGE  MAY 24, 1999     POSITION WITH FUND        EMPLOYMENT DURING THE PAST FIVE YEARS
-------------------------  ---  -------------  ----------------------  ---------------------------------------------
Rocco A. Del Guercio ....  36           0      Vice President          Assistant Vice President of CSAM
  153 East 53rd Street                                                 (1/99-present); Administrative Officer for
  New York, NY 10022                                                   CSAM-advised investment companies
                                                                       (6/96-1/99); Assistant Treasurer, Bankers
                                                                       Trust Co.-Fund Administration (3/94-6/96);
                                                                       Mutual Fund Accounting Supervisor, Dreyfus
                                                                       Corporation (4/87-3/94).

    The following table shows certain compensation information for the directors of the Fund for the fiscal year ended March 31, 1999. None of the Fund's executive officers or directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                    PENSION OR
                                                    RETIREMENT                                    TOTAL NUMBER
                                                     BENEFITS    ESTIMATED          TOTAL         OF BOARDS OF
                                                    ACCRUED AS     ANNUAL     COMPENSATION FROM   CSAM- ADVISED
                                    AGGREGATE        PART OF      BENEFITS        FUND AND         INVESTMENT
                                  COMPENSATION         FUND         UPON        FUND COMPLEX       COMPANIES
       NAME OF DIRECTOR             FROM FUND        EXPENSES    RETIREMENT   PAID TO DIRECTORS      SERVED
------------------------------  -----------------   ----------   ----------   -----------------   ------------
Enrique R. Arzac .............       $ 9,000               0            0          $92,500             10
James J. Cattano .............       $ 9,000               0            0          $60,000              7
Peter A. Gordon ..............       $ 9,000               0            0          $51,500              6
George W. Landau .............       $ 9,000               0            0          $60,000              7
Robert J. McGuire ............       $29,500               0            0          $29,500              1
Martin M. Torino .............       $ 8,000               0            0          $48,000              6
Miklos A. Vasarhelyi .........       $28,500               0            0          $28,500              1

THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The second proposal to be submitted at the Meeting will be the ratification or rejection of the selection by the Board of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending March 31, 2000. At a meeting held on May 11, 1999, the Board, including the Non-interested Directors, approved the selection of PricewaterhouseCoopers LLP for the fiscal year ending March 31, 2000. PricewaterhouseCoopers LLP has been the Fund's independent public accountants since the Fund commenced operations in 1992, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be available at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                OTHER MATTERS WHICH MAY COME BEFORE THE MEETING;
                             SHAREHOLDER PROPOSALS

    The Board is not aware of any other matters that will come before the Meeting. Should any other matters properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy materials relating to its 2000 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than January 27, 2000. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

    Pursuant to the Bylaws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at The Brazilian Equity Fund, Inc. c/o CSAM, 153 E. 53rd Street, 57th Floor, New York, NY 10022 not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, any such notice by a shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was given or such public disclosure was made.

    Any such notice by a shareholder must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of Shares of the capital stock of the Fund which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

    The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2000 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY

AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADDITIONAL INFORMATION

REPORTS TO SHAREHOLDERS

    The Fund sends unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, UPON REQUEST TO THE FUND AT ONE CITICORP CENTER, 153 EAST 53RD STREET, NEW YORK, NEW YORK 10022, TELEPHONE (1-800-293-1232) OR AT THE FUND'S WEBSITE AT WWW.CEFSOURCE.COM. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                                 THE BRAZILIAN EQUITY FUND, INC.

3910-PS-7/99

                           THE BRAZILIAN EQUITY FUND, INC.

          This Proxy is Solicited on Behalf of the Board of Directors

  P       The undersigned hereby appoints Messrs. Michael A. Pignataro and
        Rocco A. Del Guercio as Proxies, each with the power to appoint his
  R substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on
  O such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Brazilian Equity Fund, Inc.
  X (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders to be held on Tuesday, July 27, 1999, and at
  Y     any adjournments thereof.


                                                                -------------
                CONTINUED AND TO BE SIGNED ON REVERSE SIDE      /SEE REVERSE/
                                                                /   SIDE    /
                                                                -------------

  -----
  /   /  Please mark
  / X /  votes as in
  /   /  this example.
  -----

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

The Board of Directors recommends a vote "FOR" the nominees in Proposal 1 and "FOR" Proposal 2
OP

1. ELECTION OF THE FOLLOWING NOMINEES AS
   DIRECTORS:

   (three-year term):   James J. Cattano
                        Robert J. McGuire
                        William W. Priest, Jr.

   (two year term):     Miklos A. Vasarhelyi


            FOR            WITHHELD
       ALL NOMINEES    FROM ALL NOMINEES
          -------          -------
          /     /          /     /
          /     /          /     /
          -------          -------



   ------
   /    /
   /    /
   --------------------------------------------
      For all nominees except as noted above

 2. TO RATIFY THE SELECTION OF           FOR     AGAINST   ABSTAIN
    PRICEWATERHOUSECOOPERS LLP         -------   -------   -------
    INDEPENDENT PUBLIC ACCOUNTANTS     /     /   /     /   /     /
    OF THE FUND FOR THE FISCAL         /     /   /     /   /     /
    YEAR ENDING MARCH 31, 2000.        -------   -------   -------

                                                        MARK HERE    ------
                                                       FOR ADDRESS   /    /
                                                        CHANGE AND   /    /
                                                       NOTE AT LEFT  ------

                          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                          Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:_______________ Date:______   Signature:_______________ Date:______